UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Modine Manufacturing Company

(Exact name of registrant as specified in its charter)

Date of Report (Date of earliest event reported): December 23, 2025

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Information to be Included in the Report

Item 1.01Entry into a Material Definitive Agreement.

On December 23, 2025, Modine Manufacturing Company (the “Company”) and Airedale International Air Conditioning Limited, as borrowers (collectively, the “Borrowers”), entered into Amendment No. 1 (the “Amendment”) to the Sixth Amended and Restated Credit Agreement, dated as of July 10, 2025 (as amended by the Amendment, the “Credit Agreement”), by and among the Borrowers, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

The Amendment increases the aggregate revolving commitments under the Credit Agreement by $150.0 million, from $400.0 million to $550.0 million, while also modifying the expansion option under the Credit Agreement to permit up to $250.0 million of future incremental revolving commitments and incremental term loans. In the absence of the Amendment, the increase in the revolving commitments effected by the Amendment would have left $150.0 million available under the expansion option.

In addition, the Amendment amends the Credit Agreement to permit the Company, under specified circumstances and at its sole expense, to require a lender to assign and delegate its loans and commitments to an eligible assignee reasonably acceptable to the administrative agent (and, if applicable, the issuing banks and swingline lenders), subject to the payment in full of such lender’s outstanding principal, accrued interest, accrued fees and other amounts payable under the Credit Agreement.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are being furnished herewith:

4.1

Amendment No. 1 to Credit Agreement among the Company, the initial subsidiary borrower, the institutions party thereto as lenders, and JPMorgan Chase Bank, N.A., as administrative agent, dated as of December 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Erin J. Roth
Erin J. Roth
Vice President, General Counsel and Chief Compliance Officer

Date: December 29, 2025

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